UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2021

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	CSX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation & Talent Management Committee (the “Committee”) of the Board of Directors of CSX Corporation (“CSX” or the “Company”) undertook a review of the annual compensation of the Company’s named executive officers. In recognition of their individual performance achievements, overall responsibilities and functional experience, and in an effort to retain and motivate executive leadership in the short- and long-term, on January 22, 2021, the Committee approved increases to the annual base salaries and target annual bonus opportunities for Kevin S. Boone, Executive Vice President and Chief Financial Officer, Jamie J. Boychuk, Executive Vice President - Operations and Nathan D. Goldman, Executive Vice President, Chief Legal Officer and Corporate Secretary. The changes were as follows: (i) for Mr. Boone, a base salary increase from $475,000 to $700,000 and a target annual bonus opportunity increase from $427,500 to $700,000; (ii) for Mr. Boychuk, a base salary increase from $500,000 to $700,000 and a target annual bonus opportunity increase from $450,000 to $700,000; and (iii) for Mr. Goldman, a base salary increase from $500,000 to $550,000 and a target annual bonus opportunity increase from $450,000 to $495,000. These adjustments are effective as January 1, 2021.

On January 22, 2021, the Committee also exercised its discretionary authority under the Company’s 2020 Management Incentive Compensation Plan (“MICP”) to approve payouts to each of the Company’s named executive officers at 75% of 2020 target levels. In determining the payout for the MICP, the Committee not only considered financial and safety performance under the plan, but also the Company’s operational and ESG performance, as well as efforts to effectively manage through the pandemic, protect employees and ensure the Company’s ability to fulfill its vital role in the nation’s supply chain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Nathan D. Goldman
Name:	Nathan D. Goldman
Title:	Executive Vice President - Chief Legal Officer & Corporate Secretary

DATE: January 26, 2021